VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of February 14, 2011, is by and between Palaeontol B.V., a company organized under the laws of the Netherlands (“Purchaser”), and the undersigned stockholder (“Stockholder”) of BMB Munai, Inc., a Nevada corporation (“Seller”).  Capitalized terms used and not otherwise defined herein have the respective meanings set forth in the Participation Interest Purchase Agreement, dated as of February 14, 2011 (as may be amended, modified or supplemented from time to time, the “Purchase Agreement”), by and among Purchaser, Seller and MIE Holdings Corporation, an exempted company with limited liability incorporated under the laws of the Cayman Islands.

RECITALS

A.           Stockholder is the holder of record and the “beneficial owner” of (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) and has voting control with respect to such number of shares (the “Shares”) of common stock, par value $0.001 per share, of Seller (“Seller Common Stock”) as indicated on the signature page of this Agreement.

B.           Seller and Purchaser have entered into the Purchase Agreement, pursuant to which Seller shall purchase all of the participation interests of Company E, a limited liability company organized under the laws of the Republic of Kazakhstan (the “Company”), on the terms and subject to the conditions set forth therein (the “Transaction”).

C.           As a condition and an inducement to enter into the Purchase Agreement, Purchaser desires Stockholder to agree, and Stockholder is willing to agree, to enter into this Agreement to vote all of its Shares in favor of the Transaction and to take certain other actions as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Agreement to Vote Shares.  Stockholder hereby agrees that, prior to the Expiration Date (as defined in Section 11), at every meeting of the holders of Seller Common Stock called with respect to any of the following, and at every adjournment or postponement thereof, and in every action or approval by written consent of such holders in lieu of such a meeting with respect to any of the following, Stockholder shall vote or cause to be voted the Shares and any other shares of Seller Common Stock that Stockholder purchases, or with respect to which Stockholder otherwise acquires record or beneficial ownership or voting control, after the execution of this Agreement and prior to the Expiration Date, including by way of the exercise, conversion or exchange of any stock options, warrants or other securities (collectively, the “Additional Shares”), and shall (within three (3) Business Days of being furnished a form of written consent) execute and deliver written consents and otherwise exercise all voting and other rights of Stockholder with respect to the Shares and the Additional Shares:

(a)           in favor of approval of the Transaction and in favor of any further actions necessary or desirable to effectuate the Transaction or the other transactions contemplated by the Purchase Agreement;

(b)           in favor of waiving any notice that may have been or may be required relating to the Transaction or any of the other transactions contemplated by the Purchase Agreement or this Agreement (including, to the extent that any such notice requirement may be construed or deemed to apply to the Transaction or any of the other transactions contemplated by the Purchase Agreement or this Agreement, any notice that may have been or may be required relating to any reorganization, reclassification or recapitalization of the equity interests, sale of stock or assets, change in control, or acquisition of Seller or the Company, or any consolidation, merger, share exchange, reorganization or other business combination transaction involving Seller or the Company); and

(c)           against (i) any action, agreement or transaction that would reasonably be expected to frustrate the purposes of, impede, hinder, interfere with, nullify, prevent, delay or adversely affect the consummation of the transactions contemplated by the Purchase Agreement and which Purchaser has recommended against in writing to Stockholder, (ii) any Acquisition Proposal (as defined in Section 7) and any action in furtherance of any Acquisition Proposal, or (iii) any action, proposal, transaction or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any obligation or agreement of Stockholder under this Agreement or of Seller under the Purchase Agreement and which Purchaser has recommended against in writing to the Stockholder.

Any such vote shall be cast (and each consent shall be given) by Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent.

2. Proxy.

2.1 Stockholder hereby appoints Yunfei Lian, and each of them, or any other designee of Purchaser, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and re-substitution, to the full extent of Stockholder’s rights with respect to the Shares and Additional Shares.  This appointment and proxy is irrevocable prior to the Expiration Date to the fullest extent provided by law and is coupled with an interest by reason of the Purchase Agreement and the transactions contemplated thereby.  Any and all prior proxies given by Stockholder with respect to any Shares or any Additional Shares are hereby revoked and Stockholder agrees not to grant any subsequent proxies with respect to the Shares or the Additional Shares until after the Expiration Date.  The attorneys and proxies named in this Section 2.1, and each of them, are hereby authorized and empowered by Stockholder at any time prior to the Expiration Date to act as Stockholder’s attorney and proxy to vote the Shares and the Additional Shares, and to execute and deliver written consents and otherwise exercise all voting and other rights of Stockholder with respect to the Shares and Additional Shares, at every meeting of the holders of Seller Common Stock, and at every adjournment or postponement thereof, and in every action or approval by written consent of such holders in lieu of such a meeting with respect to any of the matters which Stockholder has agreed to vote pursuant to Section 1.  Any such vote cast by (and each consent given by) the attorneys and proxies named in this Section 2.1 shall be in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent.

2.2 Stockholder agrees to (a) cause the record holder of outstanding Shares and Additional Shares not held of record by the Stockholder with respect to which the Stockholder has the power to vote or direct the voting of such Shares and Additional Shares to deliver a proxy in the form attached hereto as Exhibit A (a “Proxy”), which shall be irrevocable prior to the Expiration Date to the fullest extent permissible by applicable law, with respect to such outstanding Shares and Additional Shares not held of record by Stockholder, (b) use reasonable best efforts to cause the record holder of outstanding Shares and Additional Shares beneficially owned, but not held of record, by the Stockholder with respect to which Stockholder does not have the power to vote or direct the voting of such Shares or Additional Shares to deliver a Proxy, which shall be irrevocable prior to the Expiration Date to the fullest extent permissible by applicable law, with respect to such outstanding Shares or Additional Shares not held of record by Stockholder, and (c) deliver a Proxy, which shall be irrevocable prior to the Expiration Date to the fullest extent permissible by applicable law, with respect to any shares not currently outstanding which become Additional Shares beneficially held or held of record by Stockholder, in the case of each of (a), (b) and (c) of this Section 2.2 until the Expiration Date.

2.3 All authority herein conferred shall survive the death, incapacity, bankruptcy or insolvency of Stockholder and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of Stockholder.

3. No Ownership Interest.  Nothing contained in the Agreement shall be deemed to vest in Purchaser any direct or indirect ownership or incidence of ownership of with respect to any Shares or Additional Shares.  All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to Stockholder.

4. Representations and Warranties of Stockholder.  Stockholder represents and warrants as follows:

4.1 Ownership; Authority.  (a) Stockholder is the record and beneficial owner of and has the sole right to vote and execute stockholder written consents with respect to the Shares, which at the date hereof are (and during the term of this Agreement shall remain) free and clear of any liens, claims, options, charges or other encumbrances, (b) Stockholder does not own, either beneficially or of record, any shares of Seller Common Stock, other than the Shares and does not have any right, claim or demand to receive any additional equity interest in Seller or to have any economic benefit, right or privilege with respect to any equity interest in Seller, other than the Shares or any stock option or warrant to purchase Additional Shares; and (c) Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement.  The execution, delivery and performance by Stockholder of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized and approved by all necessary action on the part of Stockholder and no further action on the part of Stockholder is necessary to authorize the execution, delivery and performance by Stockholder of this Agreement and the consummation by Stockholder of the transactions contemplated hereby.  This Agreement has been duly executed and delivered by Stockholder and, assuming due and valid authorization, execution and delivery hereof by Purchaser, constitutes a valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms.  Except for proxies and restrictions in favor of Purchaser pursuant to this Agreement and except for such transfer restrictions of general applicability as may be provided under the Securities Act of 1933, as amended, the “blue sky” laws of the various States of the United States and the securities laws of any foreign jurisdictions, Stockholder has sole voting power and sole power of disposition with respect to all Shares, with no restrictions on Stockholder’s rights of voting or disposition pertaining thereto and no Person other than Stockholder has any right to direct or approve the voting or disposition of any Shares or Additional Shares.

4.2 Consents and Approvals; No Violations.  No consents or approvals of, or filings, declarations or registrations with, any Governmental Authority are necessary for the consummation by Stockholder of the transactions contemplated by this Agreement, other than such other consents, approvals, filings, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the performance by Stockholder of any of Stockholder’s obligations under this Agreement.  Neither the execution and delivery of this Agreement by Stockholder, nor the consummation by Stockholder of the transactions contemplated hereby, nor compliance by Stockholder with any of the terms or provisions hereof, will (a) to the extent Stockholder is not a natural person, conflict with or violate any provision of the organizational documents of Stockholder or (b) (i) violate any Law, judgment, writ or injunction of any Governmental Authority applicable to Stockholder or any of its Subsidiaries or any of their respective properties or assets, or (ii) violate, conflict with, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of Stockholder or any of its Subsidiaries under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, permit, lease, agreement or other instrument or obligation to which Stockholder or any of its Subsidiaries is a party, or by which any of them or any of their respective properties or assets may be bound or affected.

5. Covenant of Stockholder.  Stockholder agrees not to transfer, sell, exchange, pledge or otherwise dispose of or encumber (a “Transfer”) the Shares or any Additional Shares, or to make any offer or enter into any agreement relating thereto, at any time during the term of this Agreement. This Section 5 shall not prohibit a Transfer of the Shares or any Additional Shares by Stockholder to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family, or upon the death of Stockholder; provided that a Transfer referred to in this sentence shall be permitted only if the transferee agrees, prior to the Transfer, in a writing reasonably satisfactory in form and substance to Purchaser, to be bound by all of the terms of this Agreement.

6.         Additional Documents.  Stockholder hereby covenants and agrees to execute and deliver any additional documents reasonably necessary or desirable, at the reasonable request of Purchaser, to carry out the intent of this Agreement.

7. No Solicitation.  Until the Expiration Date, Stockholder shall not nor shall Stockholder authorize or permit any of Stockholder’s representatives to, directly or indirectly, solicit any inquiries or proposals or enter into or continue any discussions, negotiations or agreements relating to any Acquisition Proposal or provide any assistance or any information to or otherwise cooperate with any Person in connection with any such inquiry, proposal or transaction.  In the event that Stockholder receives an unsolicited offer for an Acquisition Proposal or obtains information that such an offer is likely to be made, Stockholder will provide Purchaser with notice thereof as soon as practical after receipt, including the identity of the prospective purchaser or soliciting party.  “Acquisition Proposal” means any bona fide offer, proposal or inquiry concerning any direct or indirect (a) merger, consolidation, business combination, or similar transaction involving Seller or the Company, (b) sale, lease or other disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture, or otherwise of assets of Seller or the Company representing 15% or more of the net revenues, net income or assets (including, in the case of Seller, participation or other membership interests of the Company) of Seller or the Company, (c) issuance, sale, or other disposition of (including by way of merger, consolidation, business combination, share exchange, joint venture, or any similar transaction) equity interests representing 15% or more of the voting power of Seller or the Company; (d) transaction in which any person or group shall acquire beneficial ownership, or the right to acquire beneficial ownership of 15% or more of the outstanding voting capital stock, membership interests or other equity interests of Seller or the Company, (e) any tender offer or exchange offer that if consummated would result in any Person beneficially owning 15% or more of the voting securities of Seller or the Company or (f) any combination of the foregoing, as the same may be amended or revised from time to time.

8.    Confidentiality.  Stockholder agrees to hold any information regarding this Agreement, the Purchase Agreement and all related agreements and transactions (“Confidential Information”) in strict confidence.  Stockholder further agrees not to divulge any Confidential Information to any third person other than its directors, officers, employees, representatives and legal or tax advisors who have been instructed to keep such information confidential or to other stockholders of Seller also under a confidentiality obligation not to disclose any Confidential Information, until such time as the Transaction has been publicly disclosed by Purchaser, at which time Stockholder may only divulge such information as has been publicly disclosed by Purchaser.  Notwithstanding the preceding sentence, (a) the foregoing obligations and restrictions shall not apply to that part of the Confidential Information that was or becomes generally available to the public other than as a result of a disclosure by the Stockholder in violation of this Section 8 and (b) Stockholder may disclose Confidential Information to any partner, member or stockholder of Stockholder as may be required pursuant to an agreement with such partner, member or stockholder, as long as such partner, member or stockholder is advised of and agrees or has previously agreed to be bound by the confidentiality provisions of this Section 8 or comparable restrictions.  If Stockholder becomes legally compelled (by oral questions, interrogatories, requests for information or documents, subpoena, civil or criminal investigative demand, or similar process) or is required by a regulatory body, stock exchange or other Law to make any disclosure that is prohibited or otherwise constrained by this Agreement, Stockholder will provide Purchaser with prompt notice of such request so that it may seek an appropriate protective order or other appropriate remedy.  Subject to the foregoing, Stockholder may furnish that portion (and only that portion) of the Confidential Information that the Stockholder is legally compelled or is otherwise required to disclose or else stand liable for contempt or suffer other censure or penalty; provided, however, that Stockholder must use reasonable efforts to obtain reliable assurance that confidential treatment will be accorded any Confidential Information so disclosed.

9. Consent and Waiver.  Stockholder hereby gives any consents or waivers to Purchaser that are reasonably required for the consummation of the Transaction under the terms of Seller’s articles of incorporation and bylaws, any agreements to which Stockholder (or any of its Affiliates) is a party or pursuant to any other rights Stockholder may have under any agreements among stockholders of the Company, or similar agreements.

10. WAIVER OF DISSENTER’S AND APPRAISAL RIGHTS.  STOCKHOLDER HEREBY WAIVES ANY DISSENTER’S RIGHTS OR RIGHT TO DEMAND APPRAISAL OF THE UNDERSIGNED STOCKHOLDER’S SHARES OR ADDITIONAL SHARES PURSUANT TO THE NEVADA REVISED STATUTES.

11. Termination.  This Agreement (other than Section 8, Section 11 and Section 12, which shall survive indefinitely) shall terminate and shall have no further force or effect as of the earliest to occur of (a) the Closing Date or (b) the date upon which the Purchase Agreement is validly terminated in accordance with Article 10 thereof (the “Expiration Date”).

12. No Agreement as Director or Officer.  Stockholder makes no agreement or understanding in this Agreement in Stockholder’s capacity as a director or officer of the Seller or any of its subsidiaries (if Stockholder holds such office), and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by Stockholder in Stockholder’s capacity as such a director or officer, including in exercising rights under the Purchase Agreement, and no such actions or omissions shall be deemed a breach of this Agreement, or (b) will be construed to prohibit, limit or restrict Stockholder from exercising Stockholder’s fiduciary duties as an officer or director to the Seller or its stockholders.

13. Miscellaneous.

13.1 Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior understandings, agreements or representations by or between such parties, written or oral, that may have related in any way to the subject matter hereof.

13.2 Amendments and Modification.  This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

13.3 Governing Law.  This Agreement shall be governed by and construed in accordance with the domestic Laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule that would cause the application of the Laws of any jurisdiction other than the State of Nevada.

13.4 Specific Performance; Injunctive Relief.  The parties hereto acknowledge that Purchaser will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein.  Therefore, it is agreed that, in addition to any other remedies that may be available to Purchaser upon any such violation, Purchaser shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, this being in addition to any other remedy to which Purchaser is entitled at law or in equity

13.5 Notices.  All notices, consents, requests, instructions, approvals and other communications provided for in this Agreement shall be in writing and shall be deemed validly given upon personal delivery or one (1) Business Day after being sent by a reputable overnight courier service or on the date of transmission if sent by facsimile (so long as for notices or other communications sent by facsimile, the transmitting facsimile machine records electronic confirmation of the due transmission of the notice), at the following address or facsimile number, or at such other address or facsimile number as a party may designate to the other party:

If to Purchaser:

Palaeontol B.V.
C/O MIE Holdings Corporation
Suite 406, Block C, Grand Place
5 Hui Zhong Road, Chaoyang District
Beijing 100101
Attn: Yunfei Lian

with a copy (which shall not constitute notice) to:

Latham & Watkins
41st Floor, One Exchange Square
8 Connaught Place, Central
Hong Kong
Facsimile:  852.2522.7006
Attn:  David T. Zhang, Esq.
          Timothy M. Gardner, Esq.

If to Stockholder:	To the address set forth on the signature page hereto.

or to such other address as the Person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

13.6 Severability.  In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

13.7 Binding Effect; Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and personal representatives.  Nothing in this Agreement shall create or be deemed to create any rights as third-party beneficiaries to this Agreement in any Person not a party to this Agreement, except as provided below.  No assignment of this Agreement or of any rights or obligations hereunder may be made by any party hereto without the prior written consent of the other parties and any attempted assignment without the required consents shall be void.

13.8 Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.9 Legal Counsel.  Stockholder acknowledges that he, she or it has been advised to, and has had the opportunity to consult with his, her or its personal attorney prior to entering into this Agreement.

13.10 Agreement Negotiated.  Stockholder acknowledges that he, she or it has been advised to, and has had the opportunity to, consult with his, her or its personal attorney prior to entering into this Agreement.  As a consequence, Purchaser and Stockholder do not believe or intend that any laws or rules relating to the interpretation of contracts against the drafter of any particular clause should be applied in this case and therefore waive its effects.

13.11 Acknowledgement.  Stockholder acknowledges that Purchaser’s expectation that Stockholder would agree to each of the provisions of this Agreement was a significant inducement for Purchaser to enter into the Purchase Agreement and the absence of such expectation would have resulted in a failure to induce Purchaser to enter into the Purchase Agreement.

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IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date and year first above written.

PALAEONTOL B.V.

By: ___________________________________

Name: _________________________________

Title:  __________________________________

[Signature page to the Voting Agreement]

STOCKHOLDER

By: _______________________________

Name: _____________________________

Address: ___________________________

___________________________________

Facsimile No.: ________________________

Number of Shares Beneficially Held by Stockholder: ______________________________

EXHIBIT A

PROXY

The undersigned stockholder (“Stockholder”) of BMB Munai, Inc., a Nevada corporation (“Seller”), hereby appoints Yunfei Lian of Palaeontol B.V., a company organized under the laws of the Netherlands corporation (“Purchaser”), and each of them, or any other designee of Purchaser, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and re-substitution, to the full extent of the undersigned’s rights with respect to all of the shares of common stock, par value $0.001 per share, of Seller (“Seller Common Stock”) beneficially owned by Stockholder, which shares are listed on the signature page of this Proxy (the “Shares”), and any other shares of Seller Common Stock that Stockholder purchases, or with respect to which Stockholder otherwise acquires record or beneficial ownership or voting control, after the execution of this Proxy and prior to the Expiration Date (as defined below), including by way of the exercise, conversion or exchange of any stock options, warrants or other securities (the “Additional Shares”).  Capitalized terms not defined in this Proxy have the meanings set forth in the Voting Agreement, dated as of February 14, 2011 (the “Voting Agreement”), by and between Stockholder and Purchaser or, to the extent so specified in the Voting Agreement, the Purchase Agreement (as defined below).  This Proxy is irrevocable prior to the Expiration Date (as defined below) to the fullest extent provided by law and is granted pursuant to the Voting Agreement in consideration of Purchaser entering into the Participation Interest Purchase Agreement, dated as of February 14, 2011 (the “Purchase Agreement”), by and among Seller, Purchaser and MIE Holdings Corporation, an exempted company with limited liability incorporated under the laws of the Cayman Islands, pursuant to which, subject to the fulfillment of certain conditions, Purchaser shall purchase all of the participation interests of Company E, a limited liability company organized under the laws of the Republic of Kazakhstan (the “Company”), on the terms and subject to the conditions set forth therein (the “Transaction”).

Upon Stockholder’s execution of this Proxy, any and all prior proxies given by Stockholder with respect to any Shares or any Additional Shares are hereby revoked and Stockholder agrees not to grant any subsequent proxies with respect to the Shares or the Additional Shares until after the Expiration Date.  “Expiration Date” shall mean the earliest to occur of (a) the Closing Date or (b) the date upon which the Purchase Agreement is validly terminated in accordance with Article 10 thereof.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by Stockholder at any time prior to the Expiration Date to act as Stockholder’s attorney and proxy to vote the Shares and the Additional Shares, and to execute and deliver written consents and otherwise exercise all voting and other rights of Stockholder with respect to the Shares and Additional Shares, at every meeting of the holders of Seller Common Stock called with respect to any of the following, and at every adjournment or postponement thereof, and in every action or approval by written consent of such holders in lieu of such a meeting with respect to any of the following:

(a)           in favor of approval of the Transaction and in favor of any further actions necessary or desirable to effectuate the Transaction or the other transactions contemplated by the Purchase Agreement;

(b)           in favor of waiving any notice that may have been or may be required relating to the Transaction or any of the other transactions contemplated by the Purchase Agreement or this Agreement (including, to the extent that any such notice requirement may be construed or deemed to apply to the Transaction or any of the other transactions contemplated by the Purchase Agreement or the Voting Agreement, any notice that may have been or may be required relating to any reorganization, reclassification or recapitalization of the equity interests, sale of stock or assets, change in control, or acquisition of Seller or the Company, or any consolidation, merger, share exchange reorganization or other business combination transaction involving Seller or the Company); and

(c)           against (i) any action, agreement or transaction that would reasonably be expected to frustrate the purposes of, impede, hinder, interfere with, nullify, prevent, delay or adversely affect the consummation of the transactions contemplated by the Purchase Agreement and which Purchaser has recommended against in writing to the Stockholder, (ii) any Acquisition Proposal and any action in furtherance of any Acquisition Proposal, or (iii) any action, proposal, transaction or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any obligation or agreement of Stockholder under this Agreement or of Seller under the Purchase Agreement and which Purchaser has recommended against in writing to the Stockholder.

Any such vote shall be cast (and each consent shall be given) by the attorneys and proxies named above in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent.

All authority herein conferred shall survive the death, incapacity, bankruptcy or insolvency of Stockholder and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of Stockholder.

Dated:    [____________]

Signature of Stockholder:  ___________________________________

Print Name of Stockholder: ___________________________________

Number of Seller Shares Beneficially Owned by Stockholder:   _________________________________